Annual Report

Georgia Tax-Free Bond Fund

February 28, 2001

T. Rowe Price


REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

Georgia Tax-Free Bond Fund

o Municipal bonds performed well as interest rates declined and investor demand increased.

o The Georgia Tax-Free Bond Fund posted strong returns, outpacing the average Georgia fund over both the 6- and 12-month periods.

o Returns were aided by a moderately long duration, generally high-quality holdings, and low fees.

o The yields offered by tax-exempt securities remain extremely attractive compared with Treasury yields, and we are constructive in our outlook.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

Municipal bonds turned in solid performances for the 6- and 12-month periods ended February 28, 2001, largely due to favorable supply-and-demand factors and a slowing economy that surfaced toward the end of last year. The Federal Reserve's efforts to keep the economy from slipping into a recession contributed to the bond market rally. As a result, your fund provided excellent absolute and relative returns versus its peers.

     MARKET ENVIRONMENT

          The economy turned 180 degrees over the past 12 months. At the beginning of 2000, the economy was racing along at a 6% annual growth rate. In an effort to keep the booming economy and stock market from igniting inflation, the Federal Open Market Committee raised the federal funds rate a total of six times between June 1999 and May 2000 to 6.5%. The fixed-income markets were encouraged by the Fed's efforts to slow the pace of growth with tight monetary policy and by the Treasury's program to use some of the budget surplus to reduce U.S. government debt. These actions drove prices of intermediate and longer-term bonds higher and yields lower in anticipation of a soft economic landing. The Treasury yield curve remained inverted through much of last year as short-term rates were higher than longer-term rates.

     GEORGIA BOND YIELD INDEX
     ---------------------------------------------------------------------------
                                                                  Georgia Bond
                                                                   Yield Index

       2/29/00                                                            6.13
                                                                          5.86
                                                                          5.96
       5/00                                                               6.07
                                                                          5.87
                                                                          5.73
       8/00                                                               5.57
                                                                          5.71
                                                                          5.63
       11/00                                                              5.52
                                                                          5.25
                                                                          5.23
       2/28/01                                                            5.23

          During the past six months, rapidly rising energy costs and a sell-off in stocks resulted in a rather abrupt slowdown in consumer demand and business investment. In the fourth quarter of 2000, the economy slowed to around a 1% annual growth rate as the manufacturing sector cut production to reduce inventory growth. As the pace of hiring slowed and the unemployment rate began to rise, consumer confidence fell sharply. The Fed became sufficiently concerned about the abruptly weakening economy that it reversed course in early 2001 and lowered the federal funds rate a full percentage point. Both the municipal and Treasury yield curves steepened as short-term rates moved lower in concert with Fed actions. Georgia municipal rates followed the national trend during the 12 months ended February 28, 2001, as shown in the chart on page 1.

          A weaker economy and modest inflation provided a favorable backdrop for fixed-income investments. The municipal market experienced strong demand from investors seeking a safe haven from the volatile stock market. Municipal bond supply fell both nationally and in Georgia in 2000 from previous years, which also helped push prices higher.

          Through much of the year, investors retreated from the riskier sectors of the bond market, causing yield premiums (the difference between low- and high-quality bond yields) to widen. As a result, the performance of lower-rated bonds lagged the broader market. However, since January investor interest in liquid high-yield bonds has grown because of their attractive yields.

          Georgia's Finances Still Strong

          Georgia's economy remains solid. December 2000 employment grew by 2.6% compared with December 1999. The state's unemployment rate fell to 3.0% in December 2000 from 3.3% the previous year, both below the national averages. Two-thirds of the jobs created between December 1999 and December 2000 were in the Atlanta metropolitan area, a major regional hub for technology, commerce, education, and transportation. Recently released 2000 census data indicate Georgia's population grew by 26.4% over the last decade, compared with a national growth rate of 13.2%, and rising population trends are expected to continue. Much of this population growth was in the Atlanta area, bringing with it increased trafficcongestion, air and water pollution, and water capacity constraints-all of which challenge spending and will likely lead to increased bond issuance. Looking forward, University of Georgia economists predict Georgia's economy will continue to grow and outperform the nation in 2001, but growth will be more sluggish.

          Georgia continued in its long tradition of earning triple-A ratings from all three national rating services. The state's financial performance remained strong with net revenue for the first eight months of fiscal year 2001 increasing by 8.5% over the same period one year ago. Growth was strongest in individual income tax and sales tax receipts, offset by softening corporate income tax revenue. Debt levels continue to be manageable. In late February 2001, Georgia's Senate passed legislation to create a new bond authority that would sell $150 million to $400 million in revenue bonds each year for transportation projects. The bonds would be backed by future federal highway funds and would shorten the time for finishing Georgia's $2.3 billion road improvement program to seven years from 17.

     PERFORMANCE AND STRATEGY REVIEW

       Performance Comparison
       -------------------------------------------------------------------------

       Periods Ended 2/28/01                    6 Months           12 Months

       Georgia Tax-Free Bond Fund                   5.16%              12.08%

       Lipper Georgia Municipal Debt
       Funds Average                                4.88               11.79

          We are pleased to report excellent results for the Georgia Tax-Free Bond Fund for the year ended February 28, 2001. Six- and 12-month returns of 5.16% and 12.08%, respectively, exceeded peer group averages for both periods. One-year results represent the highest fiscal year return since the fund's inception in March 1993. Six-month returns reflect a $0.26 per share dividend and a $0.28 per share increase in net asset value. The 30-day dividend yield ended the period at 4.70%, an approximate taxable equivalent yield of 7.34% at the federal level for taxpayers in the 36% bracket. The fund's strong results were aided by moderately longer duration, generally high-quality holdings, and lower than average management fees. (Duration measures a bond's price sensitivity to changes in interest rates. The price of a bond with a duration of five years, for example, would rise 5% if rates fall by one percentage point.)

          Some tried and true biases of our investment philosophy served the portfolio well. We stuck with what we see as a winning strategy-invest in a broad array of generally high-quality securities, diversify geographically across the state, and target average interest rate risk while spreading holdings out along the maturity spectrum. Georgia has a high-quality municipal market, with a number of AA and AAA issuers, notably the state and several of the cities and counties surrounding Atlanta. With the aid of our credit analysis staff, we established or added to positions in general obligations and essential service revenue bonds in DeKalb, Fayette, Forsyth, and Cherokee Counties during the last 12 months. These issues contributed positively to the fund's return.

          Diversification Aided Performance

          Our analysis of the yield curve indicates that 20-year bonds often produce the best balance of potential return and inherent risk. As rates rose earlier in 2000, we successfully added several new positions with a 6% or higher coupon in this desirable 20-year range. However, the opportunity was short-lived. As rates fell, particularly in the last several months, fewer issues were available and they were priced at less attractive levels. The good news is that bonds we purchased earlier are still producing good income and excellent price performance owing to their greater demand in this lower interest rate environment.

          As municipal rates fell over the last 12 months, virtually every security we owned closed at a higher market value than when the period began. Our long-duration, long-maturity bonds were the best performers, while short-maturity bonds trailed as rates declined. Lower-rated holdings, especially those in the hospital and the industrial and pollution control revenue sectors, were also major disappointments as the high-yield sector performed relatively poorly. Some of the lagging holdings-especially those with shorter maturities-were our best performers the previous year, demonstrating the value of a diversified portfolio over the long haul.

          Though not immune to national trends, thus far the Georgia economy has remained remarkably resilient, and the quality of our holdings remains high. The weighted average quality of the portfolio increased to AA at the end of February, up from AA- at the end of August 2000. Our research staff will monitor our investments closely for any change that will materially affect the long-term quality of these issuers.


     OUTLOOK

          After the solid returns of the past year, our expectations for the coming year are more balanced. On the positive side, investors appear interested in allocating more of their investments to less volatile assets, including municipal bonds. Cash flows into fixed-income mutual funds are up strongly. In addition, at the end of February municipal yields were only marginally lower than federally taxable Treasury yields. Thus, even if the tax package proposed by President Bush were adopted and the top federal income tax rate lowered to 33%, taxable-equivalent yields on municipal bonds would still exceed comparable Treasury yields.

          With the economy expected to remain sluggish through the first half of the year, the Federal Reserve will most likely cut short-term interest rates in the months ahead. Lower short-term rates are already reflected to a certain degree in current yield levels, which are low on both an absolute and historical basis. While we expect investor demand to remain strong, we also recognize that municipal supply is growing to meet the demand. In the first two months of 2001, new issue supply was running 40% ahead of last year's pace. The strong economy that boosted municipal borrowers' credit ratings over the past few years may be coming to an end, resulting in more mixed credit trends.

          For these reasons, we have moved our portfolio to a more neutral duration posture relative to its benchmarks. We find many reasons to be constructive in our outlook for the market but will wait for a clearer picture of the direction of the economy and the supply-and-demand balance in 2001.

          Respectfully submitted,




          Hugh D. McGuirk
          Chairman of the fund's Investment Advisory Committee

          March 20, 2001

          The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Portfolio Highlights

  Key Statistics
                                                     8/31/00      2/28/01

  Price Per Share                                    $ 10.55      $ 10.83

  Dividends Per Share

     For 6 months                                       0.26         0.26

     For 12 months                                      0.51         0.52

  30-Day Dividend Yield *                               4.92%        4.70%

  30-Day Standardized Yield to Maturity                 4.68         4.23

  Weighted Average Maturity (years)                     15.8         16.2

  Weighted Average Effective Duration (years)            7.9          7.4

  Weighted Average Quality **                            AA-           AA


     * Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value per share at the end of the period.
     **   Based on T. Rowe Price research.

T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

Sector Diversification

                                                     Percent of   Percent of
                                                     Net Assets   Net Assets
                                                     8/31/00      2/28/01
--------------------------------------------------------------------------------

  General Obligation - Local                              17%          20%

  Water and Sewer Revenue                                 16           16

  Prerefunded Bonds                                       11            9

  Housing Finance Revenue                                  6            7

  Educational Revenue                                     10            7

  Industrial and Pollution Control Revenue                 6            7

  Nuclear Revenue                                          9            6

  Escrowed to Maturity                                     6            6

  Air and Sea Transportation Revenue                       4            4

  Life Care/Nursing Home Revenue                           5            4

  General Obligation - State                               3            4

  Hospital Revenue                                         2            3

  Miscellaneous Revenue                                    2            2

  Dedicated Tax Revenue                                    2            2

  All Other                                                2            2

  Other Assets Less Liabilities                           -1            1
--------------------------------------------------------------------------------

  Total                                                  100%         100%


T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     GEORGIA TAX-FREE BOND FUND
     ---------------------------------------------------------------------------

                                                         Lipper
                                            Lehman      Georgia
                                          Brothers    Municipal         Georgia
                                         Municipal   Debt Funds        Tax-Free
  As of 2/28/01                         Bond Index      Average       Bond Fund

  3/31/93                                     10             10             10
  2/94                                    10.666         10.725         10.845
  2/95                                    10.867         10.826         10.999
  2/96                                    12.068         11.893         12.167
  2/97                                    12.732         12.493         12.793
  2/98                                    13.896         13.663         14.034
  2/99                                    14.751         14.374         14.838
  2/00                                    14.444         13.766         14.325
  2/01                                    16.226         15.494         16.055


Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                             Since    Inception
     Periods Ended 2/28/01    1 Year   3 Years  5 Years  Inception         Date


     Georgia Tax-Free
     Bond Fund                12.08%     4.59%    5.70%      6.16%    3/31/93

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------


Financial Highlights          For a share outstanding throughout each period
--------------------------------------------------------------------------------

                         Year
                         Ended
                         2/28/01      2/29/00    2/28/99    2/28/98    2/28/97

NET ASSET VALUE

Beginning of period      $  10.15   $  11.03   $  10.92   $  10.44   $  10.44

Investment activities
  Net investment income
     (loss)                  0.52*      0.50*      0.50*     0 .51       0.52*
  Net realized and
  unrealized gain (loss)     0.68      (0.88)      0.11      0.48           -

  Total from
  investment activities      1.20      (0.38)      0.61       0.99       0.52


Distributions
  Net investment income     (0.52)     (0.50)     (0.50)     (0.51)     (0.52)

NET ASSET VALUE

End of period            $  10.83   $  10.15   $  11.03   $  10.92     $10.44

Ratios/Supplemental Data

Total return(diamond)       12.08%*    (3.46)%*    5.73%*     9.70%*     5.15%*

Ratio of total expenses to
average net assets           0.65%*     0.65%*     0.65%*     0.65%*     0.65%*

Ratio of net investment
income (loss) to average
net assets                   4.93%*     4.78%*     4.59%*     4.79%*     5.01%*

Portfolio turnover rate      33.9%      48.5%      19.9%     49.0%      71.1%

Net assets, end of period
(in thousands)           $ 69,874   $ 57,380   $ 62,037   $ 49,455   $ 38,726

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/01.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
                                                            February 28, 2001

Statement of Net Assets                                     Par          Value
--------------------------------------------------------------------------------
                                                            In thousands

GEORGIA  96.5%

     Albany Dougherty Payroll Dev. Auth ,
       Solid Waste Disposal
       Proctor & Gamble,
       5.20%, 5/15/28 *                        $   1,000           $     964

     Americus and Sumter County Hosp. Auth.,
       Magnolia Manor
       6.25%, 5/15/19                              1,000                 860

     Athens-Clarke Residential Care Fac ,
       Wesley Woods of Athens
       5.30%, 10/1/01                                500                 499
       6.375%, 10/1/27                               600                 515

     Atlanta Airport
       Zero Coupon, 1/1/10 (MBIA Insured) *        1,285                 798
       5.60%, 1/1/30 (FGIC Insured)                1,000               1,043
       6.25%, 1/1/14 (FGIC Insured) *              1,000               1,110

     Atlanta & Fulton County Recreation,
       Park Improvement, GO
       5.75%, 12/1/18 (AMBAC Insured)              1,500               1,611

     Atlanta Water and Sewer,
       Water & Wastewater Revenue
       5.00%, 11/1/38 (FGIC Insured)                 500                 476

     Augusta Water & Sewer,
       5.25%, 10/1/26 (FSA Insured)                  515                 520

     Burke County Dev. Auth., PCR
       Power Plant Vogtle
       VRDN (Currently 3.15%)                        300                 300

       Oglethorpe Power
       VRDN (Currently 3.15%) (FGIC Insured)       1,105               1,105

       7.80%, 1/1/08 (MBIA Insured)
       (Prerefunded 1/1/03!)                         560                 618

     Cartersville Dev. Auth., PCR,
       Anheuser Busch, 6.75%, 2/1/12 *             1,000               1,051

     Chatham County School Dist., GO
       6.25%, 8/1/16 (Prerefunded 8/1/03!)           625                 675

       6.75%, 8/1/18 (MBIA Insured)
       (Prerefunded 8/1/03!)                         750                 819

     Cherokee County Water and Sewage Auth.
       5.50%, 8/1/23 (MBIA Insured)                1,000               1,063

     Clayton County Dev. Auth., Delta Airlines
       VRDN (Currently 3.20%) *                      500                 500

     Clayton County Water Auth., Water & Sewage,
       6.25%, 5/1/16                               1,000              1 ,122

     Cobb-Marietta Coliseum and Exhibit Hall Auth.
       5.625%, 10/1/26 (MBIA Insured)              1,000               1,081

     Columbia County, Courthouse/Detention Center, GO
       5.625%, 2/1/20                          $   1,250           $   1,303

     Columbia County Water and Sewage
       6.25%, 6/1/18 (FGIC Insured)                1,000               1,108

     Coweta County Residential Care Fac  Auth.
       Wesley Woods of Newnan-Peachtree City
       8.25%, 10/1/26                                500                 534

     DeKalb County Dev. Auth., Emory Univ.,
       6.00%, 10/1/14                                550                 587

     DeKalb County Water & Sewage,
       5.125%, 10/1/31                             1,500               1,487

     DeKalb Private Hosp. Auth., Children's Health
       VRDN (Currently 3.45%)                      1,000               1,000

     Effingham County Dev. Auth., PCR,
       Fort James,
       5.625%, 7/1/18                              1,600               1,436

     Fayette County Public Fac. Auth., GO
       Criminal Justice Center
       6.00%, 6/1/30                                 500                 544

       6.25%, 6/1/20                                 500                 556

     Forsyth County, GO,
       6.00%, 3/1/16                               1,250               1,381

     Forsyth County School Dist., GO,
       6 00%, 2/1/16                               1,000               1,108

       Forsyth County Water & Sewage Auth , GO
       6.25%, 4/1/20                               1,000               1,112

     Fulton County Dev. Auth., PCR, Delta Airlines,
       6.95%, 11/1/12                                500                 518

     Fulton County Housing Auth., Single Family
       6.55%, 3/1/18 (GNMA Guaranteed) *             120                 124

     Fulton County Residential Care Fac for the
       Elderly Canterbury Court,
       6.30%, 10/1/24                                500                 467

     Fulton County School Dist., GO,
       6.375%, 5/1/17                                830                 972

     Fulton County Water and Sewage Auth.
       4.75%, 1/1/28 (FGIC Insured)                1,000                 928

       6.25%, 1/1/09 (FGIC Insured)                1,000               1,135

       6.375%, 1/1/14 (FGIC Insured)                  20                  22

       6.375%, 1/1/14 (FGIC Insured)
       (Escrowed to Maturity)                      1,390               1,618

     Gainesville Water & Sewage,
       6.00%, 11/15/12 (FGIC Insured)              1,000               1,135

     Georgia, GO
       5.00%, 10/1/17                              1,000               1,008

       6.25%, 4/1/14                               1,000               1,161

       6.50%, 4/1/09                                 550                 637

     Georgia Housing & Fin. Auth

       Home Ownership,
       6.60%, 6/1/25 *                         $     220           $     227

       Single Family Mortgage
       5.65%, 12/1/21 *                            1,000               1,018

       5.80%, 12/1/21 *                              670                 689

       5.80%, 12/1/26 *                              500                 512

       6.05%, 12/1/16 *                              500                 526

       6.125%, 12/1/15                               420                 432

       6.25%, 12/1/28 *                              495                 518

       6.50%, 12/1/17 (FHA Guaranteed) *           1,000               1,032

     Georgia Municipal Gas Auth., Southern Storage Gas
       6.00%, 7/1/04                                 500                 532

     Georgia Private Colleges & Univ. Auth., Emory Univ.
       5.50%, 11/1/25                              1,000               1,031

       5.50%, 11/1/33                              1,500               1,547

     Henry County Water Sewage Auth.,
       5.625%, 2/1/30 (FGIC Insured)               1,000              1 ,046

     Jackson County School Dist., GO
       6.00%, 7/1/14 (MBIA Insured)
       (Prerefunded 7/1/04!)                       1,000               1,091

     Macon-Bibb County Urban Dev. Auth., Bibb
       County Public Fac., GO
       5.50%, 10/1/22                              1,000               1,038

     Medical Center Hosp. Auth., Columbus Regional
          Healthcare Systems, 5.50%, 8/1/25
       (MBIA Insured)                              1,000               1,021

     Metropolitan Atlanta Rapid Transit Auth.
        Sales Tax
        6.90%, 7/1/20 (MBIA Insured)
       (Prerefunded 7/1/04!)                       1,325               1,482

       7.00%, 7/1/11 (Escrowed to Maturity)        1,335               1,623

       7.00%, 7/1/11 (MBIA Insured)
       (Escrowed to Maturity)                        635                 765

     Municipal Electric Auth. of Georgia
       5.70%, 1/1/19 (MBIA Insured)                  170                 184

       6.50%, 1/1/12                                 440                 506

       6.50%, 1/1/12 (Escrowed to Maturity)           80                  94

       6.60%, 1/1/18                                 860               1,001

       6.60%, 1/1/18 (Escrowed to Maturity)          175                 208

       7.25%, 1/1/24 (AMBAC Insured)               1,000               1,294

     Newton County Hosp. Auth., GO, Newton
       Health Systems
       6.00%, 2/1/20 (AMBAC Insured)           $   1,000           $   1,075

     Paulding County Water & Sewer,
       6.00%, 2/1/13 (MBIA Insured)                1,000               1,138

     Paulding County School Dist., GO,
       6.00%, 2/1/13 (MBIA Insured)                1,000               1,132

     Peach County School Dist., GO
       6.40%, 2/1/19 (MBIA Insured)
       (Prerefunded 2/1/05!)                         500                 557

     Private Colleges & Univ. Auth
       Agnes Scott College,
       4.75%, 6/1/28 (MBIA Insured)                  250                 232

       Mercer Univ., 5.375%, 10/1/29               1,000                 979

     Rockdale County Dev. Auth., Solid Waste
       Disposal Visy Paper, 7.40%, 1/1/16 *          445                 452

     Rockdale County School Dist., GO,
       6.50%, 1/1/09                               1,000               1,104

       Roswell, GO, 5.50%, 2/1/14                  1,000               1,068

     Savannah Economic Dev. Auth.,
       College of Art & Design
       6.80%, 10/1/19                                500                 521

     Smyrna Downtown Dev. Auth
       6.70%, 2/1/20 (MBIA Insured)
       (Prerefunded 2/1/05!)                       1,000               1,125

     Total Georgia (Cost  $64,158)                                    67,411


     PUERTO RICO  2.2%

     Puerto Rico Commonwealth,
       Highway & Transportation Auth.
       6.625%, 7/1/12 (FSA Insured)                1,000               1,054

     Puerto Rico Ind. Tourist, Ed., Medical
      & Environmental Fac. Cogen Fac.,
       6.625%, 6/1/26 *                              500                 526

     Total Puerto Rico (Cost  $1,517)                                  1,580


                                                                        Value
--------------------------------------------------------------------------------
                                                                 In thousands

Total Investments in Securities

     98.7% of Net Assets (Cost  $65,675)                          $   68,991

     Futures Contracts

                                          Contract     Unrealized
                             Expiration      Value     Gain (Loss)
                             ----------   ---------    -----------

Short, 5 ten-year
U.S. Treasury
contracts,
$18,000 par of
Burke County
Dev. Auth.,
Oglethorpe Power,
7.80% bonds
pledged as
initial margin                   6/01       $    530     $     (2)

Variation margin
receivable (payable)
on open futures
contracts                                                                 (2)

Other Assets Less
Liabilities                                                              885

NET ASSETS                                                          $ 69,874
                                                                    --------


Net Assets Consist of:
Accumulated net investment income - net of distributions          $        2

Accumulated net realized gain/loss - net of distributions             (1,342)

Net unrealized gain (loss)                                             3,314

Paid-in-capital applicable to 6,450,142 no par value
shares of beneficial interest outstanding; unlimited
number of shares authorized                                           67,900

NET ASSETS                                                    $       69,874
                                                              --------------

NET ASSET VALUE PER SHARE                                     $        10.83
                                                              --------------

         *        Interest subject to alternative minimum tax
         !        Used in determining portfolio maturity
         AMBAC    AMBAC Indemnity Corp.
         FGIC     Financial Guaranty Insurance Company
         FHA      Federal Housing Authority
         FSA      Financial Security Assurance Corp.
         GNMA     Government National Mortgage Association
         GO       General Obligation
         MBIA     Municipal Bond Investors Assurance Corp.
         PCR      Pollution Control Revenue
         VRDN     Variable Rate Demand Note


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                   Year
                                                                  Ended
                                                                2/28/01

     Investment Income (Loss)

     Interest income                                         $    3,467

     Expenses
       Investment management                                        215
       Custody and accounting                                        93
       Shareholder servicing                                         54
       Prospectus and shareholder reports                            17
       Legal and audit                                               11
       Trustees                                                       5
       Registration                                                   4
       Miscellaneous                                                  4

       Total expenses                                               403
       Expenses paid indirectly                                      (1)

       Net expenses                                                 402

     Net investment income (loss)                                 3,065

     Realized and Unrealized Gain (Loss)
       Net realized gain (loss) on securities                       (98)

       Change in net unrealized gain or loss
       Securities                                                 4,136
       Futures                                                       (2)

       Change in net unrealized gain or loss                      4,134

     Net realized and unrealized gain (loss)                      4,036

     INCREASE (DECREASE) IN NET
     ASSETS FROM OPERATIONS                                  $    7,101
                                                             ----------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                           Year
                                                          Ended
                                                        2/28/01      2/29/00

     Increase (Decrease) in Net Assets

     Operations
       Net investment income (loss)                  $    3,065   $    2,928
       Net realized gain (loss)                             (98)        (814)
       Change in net unrealized gain or loss              4,134       (4,330)

       Increase (decrease) in net assets from operati     7,101       (2,216)

     Distributions to shareholders
       Net investment income                             (3,065)      (2,928)

     Capital share transactions *
       Shares sold                                       17,236       16,784
       Distributions reinvested                           2,272        2,272
       Shares redeemed                                  (11,050)     (18,569)

       Increase (decrease) in net assets from capital
       share transactions                                 8,458          487

     Net Assets

     Increase (decrease) during period                   12,494       (4,657)
     Beginning of period                                 57,380       62,037

     End of period                                   $   69,874   $   57,380
                                                     ----------   ----------

    *Share information
       Shares sold                                        1,635        1,593
       Distributions reinvested                             216          217
       Shares redeemed                                   (1,054)      (1,784)

       Increase (decrease) in shares outstanding            797           26

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
                                                             February 28, 2001

Notes to Financial Statements


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The Georgia Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the trust and commenced operations on March 31, 1993. The fund seeks to provide the highest level of income exempt from federal and Georgia state income taxes, consistent with prudent portfolio management, by investing primarily in investment-grade Georgia municipal bonds.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     In November, 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting guide - Audits of Investments Companies (the guide), which will be adopted by the fund as of March 1, 2001. The guide required all premiums and discounts on debt securities to be amortized. Upon adoption, the fund will adjust the cost of its debt securities, and corresponding unrealized gain/loss thereon, in the amount of the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. This adjustment will have no effect on the fund's net assets or results of operations.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges. Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Futures Contracts During the year ended February 28, 2001, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and interest rates.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $27,971,000 and $20,279,000, respectively, for the year ended February 28, 2001.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. As of February 28, 2001, the fund has $1,295,000 of capital loss carryforwards, $363,000 of which expires in 2003, $319,000 in 2008, and $613,000 in 2009. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended February 28, 2001. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

--------------------------------------------------------------------------------

     Undistributed net investment income          $ 1,000
     Undistributed net realized gain               (1,000)

     At February 28, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $65,675,000. Net unrealized gain aggregated $3,316,000 at period-end, of which $3,592,000 related to appreciated investments and $276,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $20,000 was payable at February 28, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At February 28, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage, and extraordinary expenses, through February 28, 2001, which would cause the fund's ratio of total expenses to average net assets to exceed 0.65%. Thereafter, through February 28, 2003, subject to shareholder approval, the fund may then reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.65%. Pursuant to this agreement, $44,000 of management fees were not accrued by the fund for the year ended February 28, 2001. At February 28, 2001, unaccrued fees in the amount of $105,000 remain subject to reimbursement by the fund through February 28, 2003.

     In addition, the fund has entered into agreements with Price Associates and a wholly owned subsidiary of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $109,000 for the year ended February 28, 2001, of which $10,000 was payable at period-end.


Tax Information (Unaudited) for the Tax Year Ended 2/28/01


We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included $3,036,000 which qualified as exempt-interest dividends.


T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Trustees of T. Rowe Price State Tax-Free Income Trust and Shareholders of Georgia Tax-Free Bond Fund

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Georgia Tax-Free Bond Fund (one of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as "the Fund") at February 28, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     March 19, 2001


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the
Internet www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard
Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Invest with confidence (registered trademark)
T. Rowe Price Investment Services, Inc., Distributor.       F92-050    2/28/01